ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR STUCTURAL AND COLLATERAL TERM SHEETS, IF ANY.

================================================================================

                      STRUCTURAL AND COLLATERAL TERM SHEET

                ------------------------------------------------

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-C1

                                  $710,488,000
                                  (Approximate)

                ------------------------------------------------

                               JPMORGAN CHASE BANK
                        LASALLE BANK NATIONAL ASSOCIATION
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION
                              Mortgage Loan Sellers

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                              LENNAR PARTNERS, INC.
                                Special Servicer

                        FOR FURTHER INFORMATION CONTACT:

                          J.P. MORGAN SECURITIES INC.

       Brian Baker                 Glenn Riis                Andy Taylor
      (212) 834-3813             (212) 834-3813            (212) 834-3813

                              WACHOVIA SECURITIES

        Bill Cohane               Scott Fuller               Bob Ricci
       (704) 383-4984            (704) 715-1235           (704) 715-1235

                             ABN AMRO INCORPORATED

                   Frank Forelle              Gerald Sneider
                  (212) 409-7587              (212) 409-7587



         JPMORGAN                                    WACHOVIA SECURITIES
                         ABN AMRO INCORPORATED
                                                     DEUTSCHE BANK SECURITIES

The analyses in this report are based upon information provided by JPMorgan Chase Bank, Wachovia Bank, National Association, LaSalle Bank National Association and Artesia Mortgage Capital Association (the "Sellers"). J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Deutsche Bank Securities Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

================================================================================

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                          APPROX.                   EXPECTED        EXPECTED
                           FACE/       CREDIT       WEIGHTED        PAYMENT
         RATINGS BY      NOTIONAL     SUPPORT       AVG. LIFE       WINDOW
CLASS    MOODY'S/S&P    AMOUNT ($)   (% OF BAL)    (YEARS)(a)       (MOS)(a)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
  A-1     Aaa / AAA     50,000,000       22.25%        2.59     09/02 - 04/07
  A-2     Aaa / AAA    174,000,000       22.25%        6.99     04/07 - 01/12
  A-3     Aaa / AAA    410,948,000       22.25%        9.67     01/12 - 07/12
   B       Aa2 / AA     30,624,000       18.50%        9.97     07/12 - 08/12
   C        A2 / A      34,708,000       14.25%        9.99     08/12 - 08/12
   D       A3 / A-      10,208,000       13.00%        9.99     08/12 - 08/12

PRIVATELY OFFERED CLASSES
--------------------------------------------------------------------------------
  X1      Aaa / AAA    816,653,032         N/A          N/A          N/A
  X2      Aaa / AAA    731,945,000         N/A          N/A          N/A
   E      Baa2 / BBB    24,500,000       10.00%         N/A          N/A
   F     Baa3 / BBB-    12,250,000        8.50%         N/A          N/A
   G       Ba1 / BB+    16,333,000        6.50%         N/A          N/A
   H       Ba2 / BB     12,249,000        5.00%         N/A          N/A
   J       Ba3 / BB-     6,125,000        4.25%         N/A          N/A
   K        B1 / B+      4,084,000        3.75%         N/A          N/A
   L        B2 / B       8,166,000        2.75%         N/A          N/A
   M        B3 / B-      4,083,000        2.25%         N/A          N/A
  NR       NR / NR      18,375,032         N/A          N/A          N/A
--------------------------------------------------------------------------------

Note: (a) Calculated at 0% CPR, no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults
      (b) Based on the Notional amount

Lead Managers:              J.P. Morgan Securities Inc. (Joint Bookrunner)
                            Wachovia Securities, Inc. (Joint Bookrunner)
                            ABN AMRO Incorporated

Co-Manager:                 Deutsche Bank Securities Inc.

Mortgage Loan Sellers:      JPMorgan Chase Bank (55.9%)
                            LaSalle Bank National Association  (18.9%)
                            Wachovia Bank, National Association (14.0%)
                            Artesia Mortgage Capital Corporation (11.2%)

Master Servicer:            Wachovia Bank, National Association

Special Servicer:           Lennar Partners, Inc.

Trustee:                    Wells Fargo Bank, Minnesota, N.A.

Paying Agent:               LaSalle Bank National Association

Rating Agencies:            Moody's Investors Service, Inc.
                            Standard & Poor's Rating Services

Pricing:                    On or about July  31, 2002

Delivery Date:              On or about August 14, 2002

Cut-off Date:               The August 2002 due date for each mortgage loan or
                            the date of origination with respect to those mortgage loans that have their first payment date after August 2002

Distribution Date:          12th of each month, or if the 12th day is not a
                            business day, on the next succeeding business day, beginning in September 2002

Payment Delay:              11 days

ERISA Eligible:             A-1, A-2, A-3, B, C and D

Structure:                  Sequential pay

Day Count:                  30/360

Tax Treatment:              REMIC

Rated Final
Distribution Date:          July 12, 2037

Clean-up Call:              4%

Minimum Denomination:       $10,000 (among the publicly offered classes)

Delivery:                   DTC, Euroclear and Clearstream Banking

KEY FEATURES
------------

COLLATERAL FACTS
----------------
Initial Pool Balance:                                        $816,653,033
Number of Mortgage Loans:                                             129
Number of Mortgaged Properties:                                       136
Average Cut-off Date Balance per Loan:                         $6,330,644
Average Cut-off Date Balance per Property:                     $6,004,802
Weighted Average Current Mortgage Rate:                           7.1835%
Weighted Average UW DSCR:                                           1.35x
Weighted Average Cut-off Date LTV Ratio:                            71.2%
Weighted Average Remaining Term to Maturity (months):                 117
Weighted Average Remaining Amortization Term (months):                339
Weighted Average Seasoning (months):                                    4
10 Largest Loans as % of IPB:                                       32.6%

10 LARGEST LOANS
----------------

                                           %              CUT-OFF
                                  BAL     BY       UW       DATE
LOAN                             (MM)     BAL     DSCR      LTV      PROPERTY TYPE
-----------------------------------------------------------------------------------------
Aramark Tower                    47.4     5.8     1.65x     55.5%    CBD Office
Festival at Bel Air              43.0     5.3     1.30x     79.6%    Anchored Retail
Silverado Ranch Plaza            28.5     3.5     1.35x     78.6%    Anchored Retail
4th and Battery Office           25.3     3.1     1.33x     66.8%    CBD Office
300 West Vine                    24.0     2.9     1.26x     75.0%    CBD Office
Evening Creek Apartments         22.1     2.7     1.21x     79.2%    Multifamily
Hamilton Mill Business Center    19.5     2.4     1.28x     71.7%    Industrial/Warehouse
Potomac Festival                 19.4     2.4     1.28x     70.8%    Anchored Retail
Russellville Commons             19.0     2.3     1.24x     79.9%    Multifamily
Shops at Wellington Green        18.0     2.2     1.55x     74.2%    Anchored Retail
-----------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                $266.1    32.6     1.37x     72.0%

GEOGRAPHIC DISTRIBUTION
-----------------------
                                              CUT-OFF DATE BALANCE
                             ---------------------------------------------------
                                 NO. OF               % OF      WA       WA UW
STATE                        PROPERTIES     (MM)      UPB       LTV       DSCR
--------------------------------------------------------------------------------
California                           18    $127.7     15.6%    71.4%     1.29x
     Northern                         5      21.5      2.6     70.8%     1.34x
     Southern                        13     106.3     13.0     71.5%     1.28x
Maryland                              6      63.6      7.8     74.7%     1.33x
Pennsylvania                          4      58.0      7.1     56.0%     1.62x
Nevada                                6      56.8      7.0     75.5%     1.35x
Ohio                                  5      49.6      6.1     75.0%     1.38x
Florida                               9      46.8      5.7     74.9%     1.42x
Other                                88     414.1     50.7     71.3%     1.33x
--------------------------------------------------------------------------------
TOTAL/WTD. AVG.                     136    $816.7    100.0%    71.2%     1.35x

PROPERTY TYPE DISTRIBUTION
                                              CUT-OFF DATE BALANCE
                             ---------------------------------------------------
                                 NO. OF               % OF      WA       WA UW
PROPERTY TYPE                PROPERTIES     (MM)      UPB       LTV       DSCR
--------------------------------------------------------------------------------
Retail                               49    $287.7     35.2%    71.0%     1.37x
   Anchored*                         33     234.7     28.7     71.5%     1.36x
   Unanchored                        16      52.9      6.5     68.4%     1.37x
Office                               22     213.0     26.1     68.2%     1.39x
   CBD                                8     140.9     17.2     66.0%     1.42x
   Suburban                          14      72.1      8.8     72.6%     1.31x
Multifamily                          36     168.3     20.6     75.7%     1.31x
Industrial                           15      85.8     10.5     70.6%     1.32x
   Warehouse/Distribution            12      78.7      9.6     70.9%     1.32x
   Flex                               3       7.0      0.9     67.1%     1.33x
Manufactured Housing Community       11      44.8      5.5     73.2%     1.31x
Storage                               2      10.0      1.2     62.0%     1.58x
Theater                               1       7.2      0.9     70.0%     1.31x
--------------------------------------------------------------------------------
TOTAL/WTD. AVG.                     136    $816.7    100.0%    71.2%     1.35x

* Includes shadow anchored retail properties.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                            CUT-OFF DATE PRINCIPAL BALANCES

                                                                            % OF INITIAL                   WA CUT-OFF
PRINCIPAL BALANCE ($)               NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
$425,679 - $1,000,000                     9                   $6,003,219            0.7%        1.40x           61.6%
$1,000,001 - $2,000,000                  16                   24,035,654            2.9         1.46x           63.0%
$2,000,001 - $5,000,000                  59                  201,651,193           24.7         1.33x           70.2%
$5,000,001 - $10,000,000                 24                  171,354,517           21.0         1.36x           71.5%
$10,000,001 - $15,000,000                 8                   97,503,096           11.9         1.34x           70.6%
$15,000,001 - $25,000,000                 9                  171,994,371           21.1         1.30x           75.5%
$25,000,001 - $47,397,435                 4                  144,110,983           17.6         1.43x           69.2%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:       $6,330,644
AVERAGE PER PROPERTY:   $6,004,802

                                                MORTGAGE INTEREST RATES

                                                                            % OF INITIAL                   WA CUT-OFF
MORTGAGE INTEREST RATE (%)          NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
6.220% - 6.999%                          28                 $256,881,005           31.5%        1.42x           69.8%
7.000% - 7.249%                          36                  202,286,680           24.8         1.37x           70.4%
7.250% - 7.499%                          32                  213,456,525           26.1         1.29x           73.5%
7.500% - 7.749%                          19                   68,760,994            8.4         1.27x           73.4%
7.750% - 7.999%                          10                   61,528,964            7.5         1.32x           69.6%
8.000% - 8.800%                           4                   13,738,865            1.7         1.31x           68.9%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE INTEREST RATE: 7.1835%

                                                      UW DSCR (1)

                                                                            % OF INITIAL                   WA CUT-OFF
UW DSCR (x)                         NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
1.14x - 1.19x                             3                  $14,896,169            1.8%        1.15x           66.2%
1.20x - 1.24x                            21                  106,586,624           13.1         1.22x           77.5%
1.25x - 1.29x                            37                  238,406,951           29.2         1.27x           74.4%
1.30x - 1.34x                            24                  210,101,482           25.7         1.32x           74.0%
1.35x - 1.39x                            11                   70,437,031            8.6         1.36x           72.8%
1.40x - 1.49x                            12                   40,567,565            5.0         1.45x           62.3%
1.50x - 1.59x                             9                   48,683,411            6.0         1.55x           64.4%
1.60x - 1.97x                            12                   86,973,800           10.7         1.71x           55.5%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 1.35x

(1) For purposes of determining the UW DSCR for two mortgage loans, representing 0.5% of the Initial Pool balance (Loan Nos. 90 and 120 on Annex A), the principal balances of the mortgage loans were reduced by amounts reserved until the achievement of certain income levels by the related mortgage properties. In addition, the principal balance of each such mortgage loan was reduced by such reserved amount in determining the LTV ratio of such mortgage loan.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                         CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                            % OF INITIAL                   WA CUT-OFF
LTV (%)                             NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
33.6% - 49.9%                             3                  $11,187,609            1.4%        1.88x           46.3%
50.0% - 54.9%                             8                   21,613,225            2.6         1.57x           51.8%
55.0% - 59.9%                            13                   86,846,195           10.6         1.59x           56.5%
60.0% - 64.9%                            15                   55,634,554            6.8         1.48x           63.3%
65.0% - 69.9%                            11                   81,637,253           10.0         1.32x           66.6%
70.0% - 74.9%                            37                  210,108,493           25.7         1.32x           72.7%
75.0% - 80.5%                            42                  349,625,704           42.8         1.28x           78.3%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 71.2%

(1) For purposes of determining the UW DSCR for two mortgage loans, representing
0.5% of the Initial Pool balance (Loan Nos. 90 and 120 on Annex A), the principal balances of the mortgage loans were reduced by amounts reserved until the achievement of certain income levels by the related mortgage properties. In addition, the principal balance of each such mortgage loan was reduced by such reserved amount in determining the LTV ratio of such mortgage loan.

                                    RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

REMAINING TERM TO                                                           % OF INITIAL                   WA CUT-OFF
MATURITY/ARD (MONTHS)               NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
46 - 79                                  10                  $50,255,945            6.2%        1.33x           75.7%
80 - 99                                   4                   34.097,128            4.2         1.25x           76.1%
100 - 109                                 2                   13,054,425            1.6         1.22x           74.8%
110 - 119                                77                  502,911,611           61.6         1.37x           70.9%
120 - 149                                24                  152,413,419           18.7         1.36x           71.0%
150 - 199                                10                   58,769,051            7.2         1.29x           67.0%
200 - 237                                 2                    5,151,454            0.6         1.24x           69.2%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 117 MONTHS

                                                   AMORTIZATION TYPES

                                                                            % OF INITIAL                   WA CUT-OFF
TYPE OF AMORTIZATION                NO. OF LOANS   PRINCIPAL BALANCE ($)    POOL BALANCE   WA UW DSCR        DATE LTV
----------------------------------------------------------------------------------------------------------------------
Amortizing Balloon Loans                108                 $680,388,604           83.3%        1.36x           71.1%
Partial Interest-Only Amortizing
  Balloon Loans                           5                   79,150,000            9.7         1.38x           74.8%

Fully Amortizing Loans                   11                   38,163,627            4.7         1.29x           63.3%
ARD Loans                                 5                   18,950,802            2.3         1.29x           74.1%
----------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE:               129                 $816,653,033          100.0%        1.35x           71.2%
----------------------------------------------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1, A-2, A-3, X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M and NR Certificates.

o The pass-through rate for the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o    All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, A-2, and A-3 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1, A-2 and A-3 Certificates, principal distributions will be allocated pro-rata to the Class A-1, A-2 and A-3 Certificates.

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates and the Class E and F certificates, according to a specified formula, with any remaining amount payable to the Class X-1 and X-2 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                                                    (Pass-Through Rate on Class
                          Principal Paid to Class        - Discount Rate)
     Prepayment Premium x ----------------------- x ---------------------------
                            Total Principal Paid      (Mortgage Rate on Loan
                                                         - Discount Rate)

o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X-1 and X-2 Certificates.

o The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans. Under certain circumstances, the special servicer will obtain a new appraisal and to the extent any such adjustment is not reversed, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              TOP 10 MORTGAGE LOANS

                                 AGGREGATE
LOAN NAME                         CUT-OFF        % OF INITIAL                     CUT-OFF DATE
(LOCATION)                        BALANCE        POOL BALANCE      UW DSCR         LTV RATIO              PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
Aramark Tower                   $47,397,435           5.8%          1.65x            55.5%                   CBD Office
(Philadelphia, Pennsylvania)

Festival at Bel Air             $42,985,046           5.3%          1.30x            79.6%              Anchored Retail
(Bel Air, Maryland)

Silverado Ranch Plaza           $28,478,502           3.5%          1.35x            78.6%              Anchored Retail
(Las Vegas, Nevada)

4th and Battery Office          $25,250,000           3.1%          1.33x            66.8%                   CBD Office
(Seattle, Washington)

300 West Vine                   $24,000,000           2.9%          1.26x            75.0%                   CBD Office
(Lexington, Kentucky)

Evening Creek Apartments        $22,100,000           2.7%          1.21x            79.2%                  Multifamily
(San Diego, California)

Hamilton Mill Business Center   $19,489,453           2.4%          1.28x            71.7%       Industrial / Warehouse
(Buford, Georgia)

Potomac Festival                $19,412,646           2.4%          1.28x            70.8%              Anchored Retail
(Woodbridge, Virginia)

Russellville Commons            $19,022,111           2.3%          1.24x            79.9%                  Multifamily
(Portland, Oregon)

Shops at Wellington Green       $18,000,000           2.2%          1.55x            74.2%              Anchored Retail
(Wellington, Florida)
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          $266,135,193          32.6%         1.37x            72.0%
-----------------------------------------------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                  ARAMARK TOWER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                      ORIGINAL            CUT-OFF
                                    -----------         -----------
PRINCIPAL BALANCE:                  $47,500,000         $47,397,435

% OF POOL BY IPB:                   5.8%

SELLER:                             JPM

ORIGINATION DATE:                   4/02/02

INTEREST RATE:                      6.86%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
Girard Estate. Girard Estate is Pennsylvania's largest charitable estate and was established in 1831 by the will of Stephen Girard. Girard Estate has total current assets of approximately $435 million and is governed by the Board of Directors of City Trusts.

MATURITY/ARD DATE:                  5/1/12

REMAINING AMORTIZATION:             357

CALL PROTECTION:                    LO(24)/Def(89)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Springing

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         --------        -------
                                    Taxes                $324,716       $162,358
                                    CapEx                       0         10,690
                                    Insurance             293,684         56,729
                                    TI/LC                       0         62,500
                                                         --------       --------
                                    TOTAL                $618,400       $292,277

CUT-OFF DATE LOAN/SF:               $75

CUT-OFF DATE LTV:                   55.5%

MATURITY/ARD LTV:                   48.3%

UW DSCR:                            1.65x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee & Leasehold

PROPERTY TYPE:                          CBD Office

SQUARE FEET:                            633,448

LOCATION:                               Philadelphia, Pennsylvania

YEAR BUILT:                             1984

COLLATERAL:
The subject property is a 32-story Class-A office tower located in downtown Philadelphia, PA. Located in the Center City section of the CBD, the subject property is adjacent to the Pennsylvania Convention Center and above the Market East Regional Rail Station providing both subway and regional rail access.

MAJOR TENANTS:
                                                                RENT   LEASE
TENANTS                                       SF       % SF     PSF   EXP. YR
-------                                       --       ----     ---   -------
Aramark Services (BBB/Baa3)                 301,131     48%    $22.08   2006
Philadelphia Authority (BBB/Baa1)           179,295     28%    $19.90   2009
American College of Radiology                24,672      4%    $19.22   2004

OCCUPANCY:                              97.3% (as of 2/02/02)

HISTORICAL NOI
----------------------------
                      2000:             $8,967,448
                      2001:             $9,043,176

UW NOI:                                 $7,231,638

UW NET CASH FLOW:                       $6,154,776

APPRAISED VALUE:                        $85,400,000

APPRAISAL DATE:                         2/18/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Acquisition
--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               FESTIVAL AT BEL AIR

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                     ORIGINAL             CUT-OFF
                                    -----------         -----------
PRINCIPAL BALANCE:                  $43,200,000         $42,985,046

% OF POOL BY IPB:                   5.3%

SELLER:                             JPM

ORIGINATION DATE:                   12/21/01

INTEREST RATE:                      7.41%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
JBG Rosenfeld Retail Properties. The two joint venture partners of the sponsor, Rosenfeld Realty and The JBG Companies, are two real estate companies based in Washington, DC who since the early 1960s have owned/developed over 20 million sf of office space, 4 million sf of retail space, 4,000 residential units and 5 hotels. Guarantors for the loan, JBG/Rosenfield Retail Properties, LLC, Rosenfield Realty Company, Inc. and JBG Properties, Inc. have reported a combined net worth of approximately $20 million and liquid assets of $2 million.

MATURITY/ARD DATE:                  1/1/12

REMAINING AMORTIZATION:             353

CALL PROTECTION:                    LO(24)/Def(85)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Hard

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                $165,126        $33,025
                                    CapEx                       0          6,830
                                    Insurance              29,088          2,909
                                    TI/LC                  50,000              0
                                    Other*                475,000              0
                                                         --------        -------
                                    TOTAL                $719,214        $42,764
                                                         --------        -------

                                    * The Room Store reserve to be held until lease has been affirmed by bankruptcy court or new tenant occupies the space.

CUT-OFF DATE LOAN/SF:               $98

CUT-OFF DATE LTV:                   79.6%

MATURITY/ARD LTV:                   70.5%

UW DSCR:                            1.30x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Anchored Retail

SQUARE FEET:                            437,227

LOCATION:                               Bel Air, Maryland

YEAR BUILT / RENOVATED:                 1989 / 2001

COLLATERAL:
The subject property is an anchored community shopping center located on 37.89 acres in Bel Air, MD, a northern suburb of Baltimore. Anchors include Kohl's (opened 4/01), Klein's Super Thrift and Marshall's. Store sales for Klein's and Marshall's both exceed their respective chain averages.

MAJOR TENANTS:

                                              SALES        RENT       LEASE
TENANTS                     SF      % SF       PSF         PSF       EXP. YR.
-------                     --      ----       ---         ---       --------

Kohl's (A-/ A3)          85,060      19%       $224       $6.00        2020
Klein's Super Thrift     52,800      12%       $533      $10.75        2010
Marshall's (A-/A3)       27,098       6%       $210       $5.50        2006

OCCUPANCY:                               93.7% (as of 4/24/02)

HISTORICAL NOI
----------------------------
                       2000:             $5,238,246
             TTM (10/31/01):             $5,130,046

UW NOI:                                  $4,986,048

UW NET CASH FLOW:                        $4,653,756

APPRAISED VALUE:                         $54,000,000

APPRAISAL DATE:                          11/28/01

ADDITIONAL DEBT:                         $1,000,000 - Mezzanine Loan from
                                         Abacus & Associates to the
                                         mezzanine borrowing entity

LOAN PURPOSE:                            Acquisition

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              SILVERADO RANCH PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $28,500,000         $28,478,502

% OF POOL BY IPB:                   3.5%

SELLER:                             JPM

ORIGINATION DATE:                   6/28/02

INTEREST RATE:                      6.35%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
AIG/Baker Partnership. Sponsor is 75% owned by wholly owned subsidiaries of American International Group, Inc. (NYSE: AIG, S&P: AAA).

MATURITY/ARD DATE:                  7/1/07

REMAINING AMORTIZATION:             359

CALL PROTECTION:                    LO(24)/Def(33)/O(2)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           NAP

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                $102,987        $25,747
                                    CapEx                       0          2,929
                                    Insurance              40,513          4,501
                                    TI/LC                       0          8,333
                                    Other*                148,160              0
                                                         --------        -------
                                    TOTAL                $291,660        $41,510

                                    * Related to landlord TI obligations for six tenants representing 22,921 sf. (all in occupancy and escrows to be released in August 2002).

CUT-OFF DATE LOAN/SF:               $122

CUT-OFF DATE LTV:                   78.6%

MATURITY/ARD LTV:                   73.9%

UW DSCR:                            1.35x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------- ----------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Anchored Retail

SQUARE FEET:                            234,306

LOCATION:                               Las Vegas, Nevada

YEAR BUILT:                             2000

COLLATERAL:
The subject property is an anchored retail power center located in Las Vegas, NV approximately 6 miles from the Strip and 12 miles from the CBD. The collateral includes 40 tenants, approximately 90% of which are rated or nationally recognized. The property is shadow anchored by Target, which is not part of the collateral.

LARGEST TENANTS:
                                                      SALES     RENT     LEASE
TENANTS                               SF     % SF      PSF       PSF   EXP. YR
-------                               --     ----      ---       ---   -------
Nordstrom Rack (A-/Baa1)          30,660      13%       NA     $12.00    2011
Marshall's (A-/A3)                30,000      13%     $168      $9.50    2010
Michael's                         23,783      10%       NA     $12.75    2011

OCCUPANCY:                              97.2% (as of 5/31/02)



HISTORICAL NOI
---------------------------
                      2001:             $1,898,656
             TTM (4/30/02):             $2,448,723

UW NOI:                                 $3,083,481

UW NET CASH FLOW:                       $2,875,818

APPRAISED VALUE:                        $36,220,000

APPRAISAL DATE:                         4/25/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                             4TH AND BATTERY OFFICE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $25,250,000         $25,250,000

% OF POOL BY IPB:                   3.1%

SELLER:                             JPM

ORIGINATION DATE:                   7/16/02

INTEREST RATE:                      7.15%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
Martin Selig. Sponsor has been involved in commercial real estate development and investment in the Seattle area since the 1960s. Today, Mr. Selig's management company oversees 15 office properties totaling approximately 2.4 million sf.

MATURITY/ARD DATE:                  8/1/12

REMAINING AMORTIZATION:             360

CALL PROTECTION:                    LO(24)/Def(92)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Hard

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                     $ 0             $0
                                    CapEx                       0          2,542
                                    Insurance                   0              0
                                    TI/LC                       0         30,000
                                    Other*              4,000,000              0
                                                       ----------        -------
                                    TOTAL              $4,000,000        $32,542

                                    * $4 million escrowed consists of $2.25
                                    million related to Vertis space, which shall be released upon fully executed lease, estoppel and SNDA, and $1.75 million related to a holdback to mitigate lease rollover risk.

CUT-OFF DATE LOAN/SF:               $125

CUT-OFF DATE LTV:                   66.8%

MATURITY/ARD LTV:                   58.5%

UW DSCR:                            1.33x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------- ----------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          CBD Office

SQUARE FEET:                            201,463

LOCATION:                               Seattle, Washington

YEAR BUILT/RENOVATED:                   1978/2001

COLLATERAL:
The subject property is a 12-story Class-A office building located in downtown Seattle, WA approximately 6 blocks north of Seattle's financial and retail centers and approximately 4 blocks from the Elliot Bay waterfrontThe largest tenant, Philips Medical, is vacating its leased space on or about July 31, 2002. Vertis Neuroscience has agreed to lease 91.2% of the vacated space at $32 psf for a 3 year term (with two 5 year options) beginning September 1, 2002.

MAJOR TENANTS:
                                                            RENT      LEASE
TENANTS                                  SF      % SF       PSF      EXP. YR
-------                                  --      ----       ---      -------

Philips Medical (Vertis)             54,970       27%      $22.50     2002
Lifespan Biosciences                 49,977       25%      $24.25     2006
Thomson Multimedia                   18,033        9%      $29.75     2005

OCCUPANCY:                              96.1% (as of 4/11/02)

HISTORICAL NOI
--------------------------
                      2001:             $2,840,005
             TTM (2/28/02):             $2,850,582

UW NOI:                                 $3,098,585

UW NET CASH FLOW:                       $2,712,342

APPRAISED VALUE:                        $37,800,000

APPRAISAL DATE:                         4/17/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                  300 WEST VINE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $24,000,000         $24,000,000

% OF POOL BY IPB:                   2.9%

SELLER:                             JPM

ORIGINATION DATE:                   1/24/02

INTEREST RATE:                      7.25%

INTEREST ONLY PERIOD:               12 months

SPONSOR:
Robert P. Langley. Sponsor has been active in commercial real estate development, acquisition and management for approximately 25 years and currently owns and manages retail, office and warehouse properties totaling over 1.5 million sf.

MATURITY/ARD DATE:                  2/1/12

REMAINING AMORTIZATION:             336

CALL PROTECTION:                    LO(24)/Def(86)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Springing

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                 $55,401        $13,850
                                    CapEx                       0          4,300
                                    Insurance              24,723          8,241
                                    TI/LC                       0              0
                                                          -------        -------
                                    TOTAL                 $80,124        $26,391

CUT-OFF DATE LOAN/SF:               $62

CUT-OFF DATE LTV:                   75.0%

MATURITY/ARD LTV:                   65.5%

UW DSCR:                            1.26x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------- ----------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          CBD Office

SQUARE FEET:                            387,138

LOCATION:                               Lexington, Kentucky

YEAR BUILT:                             1979

COLLATERAL:
The subject property is a 23-story, Class-A office building located in the Lexington, KY CBD. The collateral includes a parking garage within the office tower in addition to an adjacent 7-story parking garage. 31 tenants occupy the building.

MAJOR TENANTS:
                                                             RENT      LEASE
TENANTS                                  SF         % SF      SF      EXP. YR
-------                                  --         ----      --      -------
Central Bank & Trust                   91,414        24%    $13.28     2007*
Stoll, Keenan & Park**                 56,785        15%    $11.36     2021
Greenebaum Doll McDonald***            37,308        10%    $16.75     2022

*   Central Bank & Trust has renewal options through 2020.

** $2.75 million Letter of Credit in place will be released upon rent-step in August 2002.

*** $4.75 million Letter of Credit in place until tenant takes physical occupancy in Fall of 2002.

OCCUPANCY:                              88.3% (as of 3/5/02)

HISTORICAL NOI
--------------------------
                      2000:             $2,101,392
                      2001:             $2,236,170
             TTM (3/31/02):             $2,222,899

UW NOI:                                 $2,928,657

UW NET CASH FLOW:                       $2,519,341

APPRAISED VALUE:                        $32,000,000

APPRAISAL DATE:                         11/21/01


ADDITIONAL DEBT:                        $1,451,000 - UNSECURED JUNIOR DEBT
                                        FROM FOUR INVESTORS IN BORROWER TO THE
                                        BORROWING ENTITY

LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            EVENING CREEK APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $22,100,000         $22,100,000

% OF POOL BY IPB:                   2.7%

SELLER:                             Wachovia

ORIGINATION DATE:                   6/14/02

INTEREST RATE:                      6.81%

INTEREST ONLY PERIOD:               36 months

SPONSOR:
Alvin J. Wolff, Jr., a principal in the Wolff Companies. The Wolff Companies were founded in 1946, and are focused on the development and ownership of Class "A" multifamily properties, with ownership interest in and management of approximately 3,500 units.

MATURITY/ARD DATE:                  7/1/09

REMAINING AMORTIZATION:             360

CALL PROTECTION:                    LO(47)/Def(33)/O(3)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Springing

ESCROWS / RESERVES:
                                                         Upfront         Monthly
                                                         -------         -------
                                     Taxes               $121,088        $24,218
                                     CapEx                      0          2,317
                                     Insurance              5,138          2,888
                                     Other                103,438              0
                                                         --------        -------
                                     TOTAL               $229,664        $29,423

CUT-OFF DATE LOAN/SF:               $158,993

CUT-OFF DATE LTV:                   79.2%

MATURITY/ARD LTV:                   75.9%

UW DSCR:                            1.21x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Multifamily

UNITS:                                  139

LOCATION:                               San Diego, California

YEAR BUILT:                             2002

COLLATERAL:
The subject property is a 139 unit Class-A apartment complex located on 7.47 acres in San Diego, California. Interior amenities include nine-foot ceilings, crown molding, fireplaces, ceiling fans and full size washers and dryers. The property also offers many amenities, such as garages, a pool, sauna, exercise room, racquetball and tennis courts, a business center and media room.

UNITS                                 NUMBER     AVG. RENT
-----                                 ------     ---------
Two Bedrooms                              97        $1,668
Three Bedrooms                            42        $2,089
                                          --        ------
Total / Weighted Average                 139        $1,795

OCCUPANCY:                              92.8% (as of 6/12/02)

HISTORICAL NOI                          New Construction
--------------

UW NOI:                                 $2,121,119

UW NET CASH FLOW:                       $2,086,369

APPRAISED VALUE:                        $27,900,000

APPRAISAL DATE:                         5/22/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Acquisition

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                          HAMILTON MILL BUSINESS CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $19,500,000         $19,489,453

% OF POOL BY IPB:                   2.4%

SELLER:                             JPM

ORIGINATION DATE:                   6/7/02

INTEREST RATE:                      7.46%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
George Hicker, Carl M. Buck Jr., and Jerald Greenstein. These individuals each have over thirty years experience developing, owning, and managing various property types throughout the United States.

MATURITY/ARD DATE:                  7/1/17

REMAINING AMORTIZATION:             359

CALL PROTECTION:                    LO(24)/Def(142)/O(13)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Cash Management Agreement

ESCROWS / RESERVES:                 No escrows required due to Office Depot's
                                    credit rating and their obligations under the lease. The loan documents require escrows for tenant improvement/leasing commissions in the amount of $500,000 in years 13 and 14 of the loan term and $1,000,000 in year 15.

CUT-OFF DATE LOAN/SF:               $35

CUT-OFF DATE LTV:                   71.7%

MATURITY/ARD LTV:                   56.0%

UW DSCR:                            1.28x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Industrial / Warehouse

SF:                                     550,000

LOCATION:                               Buford, Georgia

YEAR BUILT:                             2002

COLLATERAL:
The subject property is an industrial warehouse-distribution center located in Buford, GA (30 miles northeast of Atlanta). Office Depot occupies 100% of the subject, and utilizes the building as its distribution hub for the states of Georgia, North Carolina, South Carolina, Tennessee, Alabama and North Florida.

MAJOR TENANTS:
                                                               RENT     LEASE
TENANTS                                   SF        % SF       PSF     EXP. YR
-------                                   --        ----       ---     -------
Office Depot (BBB-/Baa3)              550,000       100%      $4.05      2017

OCCUPANCY:                              100% (as of 7/10/02)

HISTORICAL NOI                          NAP
--------------

UW NOI:                                 $2,147,629

UW NET CASH FLOW:                       $2,092,629

APPRAISED VALUE:                        $27,200,000

APPRAISAL DATE:                         5/1/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Acquisition

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                POTOMAC FESTIVAL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $19,500,000         $19,412,646

% OF POOL BY IPB:                   2.4%

SELLER :                            JPM

ORIGINATION DATE :                  12/28/01

INTEREST RATE:                      7.87%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
Gary Rappaport. Sponsor is President and CEO of The Rappaport Companies. Founded in 1984, The Rappaport Companies manage retail properties totaling over 3.5 million square feet in the Metropolitan Washington DC and Mid Atlantic areas.

MATURITY/ARD DATE:                  1/1/12

REMAINING AMORTIZATION:             353

CALL PROTECTION:                    LO(24)/Def(85)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           Hard

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                 $42,636        $21,318
                                    CapEx                       0          3,167
                                    Insurance              20,502          1,709
                                    TI/LC                       0         10,677
                                    Other                 147,256              0
                                                         --------        -------
                                    TOTAL                $210,394        $36,871

CUT-OFF DATE LOAN/SF:               $77

CUT-OFF DATE LTV:                   70.8%

MATURITY/ARD LTV:                   63.4%

UW DSCR:                            1.28x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Anchored Retail

SQUARE FEET:                            251,959

LOCATION:                               Woodbridge, Virginia

YEAR BUILT:                             1989

COLLATERAL:
The subject property is an anchored community retail center located in Woodbridge, Virginia, which is approximately 20 miles south of Washington, DC. Additionally, the property is located just north of the approximately 1.7 million sf Potomac Mills Outlet Mall.

MAJOR TENANTS:

                                                  SALES       RENT       LEASE
TENANTS                       SF         % SF      PSF        PSF       EXP. YR
-------                       --         ----      ---        ---       -------
Babies R Us (BBB/Baa3)      35,402        14%      $159       $4.50       2004
Staples (BBB-/Baa2)         26,288        10%        NA      $13.14       2013
Comp USA                    23,780         9%        NA       $6.00       2005

OCCUPANCY:                            97% (as of 4/30/02)

HISTORICAL NOI
--------------
           2000:                      $2,180,287
           2001:                      $2,316,410
           TTM (3/31/02):             $2,620,831

UW NOI:                               $2,348,115

UW NET CASH FLOW:                     $2,175,538

APPRAISED VALUE:                      $27,400,000

APPRAISAL DATE:                       12/14/01

ADDITIONAL DEBT:                      NAP

LOAN PURPOSE:                         Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              RUSSELLVILLE COMMONS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $19,050,000         $19,022,111

% OF POOL BY IPB:                   2.3%

SELLER:                             JPM

ORIGINATION DATE:                   5/31/02

INTEREST RATE:                      6.96%

INTEREST ONLY PERIOD:               NAP

SPONSOR:
Wayne Rembold, Franklin D. Piacentini and The Confederation Tribes of the Grand Ronde. Collectively, the sponsors have over 30 years of real estate development experience in the Pacific Northwest.

MATURITY/ARD DATE:                  6/1/12

REMAINING AMORTIZATION:             358

CALL PROTECTION:                    LO(24)/Def(90)/O(4)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           NAP

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         --------        -------
                                    Taxes                 $48,490         $5,388
                                    CapEx                       0          4,717
                                    Insurance              29,692          2,474
                                                          -------        -------
                                    TOTAL                 $78,182        $12,579

CUT-OFF DATE LOAN/UNIT:             $67,216

CUT-OFF DATE LTV:                   79.9%

MATURITY/ARD LTV:                   69.7%

UW DSCR:                            1.24x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Multifamily

UNITS:                                  283

LOCATION:                               Portland, Oregon

YEAR BUILT:                             1999

COLLATERAL:
The subject property is a 283-unit Class A garden-style multifamily complex situated on 7.8 acres in suburban Portland, OR. The subject consists of 19 buildings. In addition, there is a two-story clubhouse, which houses a 24-hour fitness center and business center. The property is approximately 2 blocks from the MAX light rail line.

                                       NUMBER    AVG. RENT       MKT. AVG. RENT
                                       ------    ---------       --------------
One Bedroom                            168         $682          $575-1,050
Two Bedrooms                            85         $948          $685-1,175
Three Bedrooms                          30        $1,070         $857-1,665
                                       ---        ------         ----------
Total / Weighted Average               283         $803              NAV

OCCUPANCY:                              89.4% (as of 7/15/02)

HISTORICAL NOI
--------------------------
                      2000:             $1,383,326
                      2001:             $1,941,522
             TTM (3/31/02):             $1,998,347

UW NOI:                                 $1,931,284

UW NET CASH FLOW:                       $1,874,684

APPRAISED VALUE:                        $23,800,000

APPRAISAL DATE:                         4/19/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                           SHOPS AT WELLINGTON GREEN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                    --------            -------
PRINCIPAL BALANCE:                  $18,000,000         $18,000,000

% OF POOL BY IPB:                   2.2%

SELLER:                             Wachovia

ORIGINATION DATE:                   7/2/02

INTEREST RATE:                      6.85%

INTEREST ONLY PERIOD:               24 months

SPONSOR:
Robert Schmier and Douglas Feurring are principals in the development company, Schmier and Feurring Properties, Inc. Both have been active in real estate development and management since 1981 and have developed in excess of 1.5 million sf of retail space throughout the South Florida region, predominantly in Palm Beach County.

MATURITY/ARD DATE:                  8/1/12

REMAINING AMORTIZATION:             360

REMAINING CALL PROTECTION:          LO(48)/Def(69)/O(3)

CROSS-COLLATERALIZATION:            NAP

LOCK BOX:                           NAP

ESCROWS / RESERVES:                                      Upfront         Monthly
                                                         -------         -------
                                    Taxes                 $58,876         $5,888
                                    CapEx                       0              0
                                    Insurance                   0              0
                                    TI/LC                       0              0
                                                          -------         ------
                                    TOTAL                 $58,876         $5,888

CUT-OFF DATE LOAN/SF:               $138

CUT-OFF DATE LTV:                   74.2%

MATURITY/ARD LTV:                   67.0%

UW DSCR:                            1.55x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:               Single Asset

TITLE:                                  Fee

PROPERTY TYPE:                          Anchored Retail

SQUARE FEET:                            130,849

LOCATION:                               Wellington, Florida

YEAR BUILT / RENOVATED:                 2002

COLLATERAL:
The subject property is a one-story strip shopping center situated on 21 acres in Wellington, Florida, in the West Palm Beach-Boca Raton MSA. The property is 95.9% leased to 12 tenants.

MAJOR TENANTS:
                                                    RENT       SALES     LEASE
TENANTS                        SF        % SF        SF         PSF     EXP. YR
-------                        --        ----        --         ---     -------
Linens N Things              35,522       27%      $17.00       NAV      2018
Circuit City                 33,000       25%      $18.75       NAV      2018
Barnes & Noble               24,243       19%      $17.75       NAV      2017

OCCUPANCY:                               95.9% (as of 5/2/02 )

HISTORICAL NOI                          New Construction
--------------

UW NOI:                                 $2,236,271

UW NET CASH FLOW:                       $2,192,221

APPRAISED VALUE:                        $24,250,000

APPRAISAL DATE:                         5/16/02

ADDITIONAL DEBT:                        NAP

LOAN PURPOSE:                           Refinance

--------------------------------------------------------------------------------

[PHOTOS OF THE MORTGAGED PROPERTY]